Guggenheim Funds Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850
Supplement Dated February 21, 2024
to the currently effective Statutory Prospectus (the “Prospectus”), as may be supplemented from time to time, for Guggenheim High Yield Fund (the “Fund”)
This supplement provides updated information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.
Effective February 21, 2024, the contractual expense limits applicable to the Fund’s Class A, Class C, Institutional Class and Class P shares have been reduced as follows:

Guggenheim High Yield Fund	Expense Limit
Class A	0.94%
Class C	1.69%
Institutional Class	0.69%
Class P	0.94%
Accordingly, the Prospectus is hereby amended as follows:
The Fund’s Annual Fund Operating Expenses table in the section of the Prospectus entitled “Fees and Expenses of the Fund” is deleted in its entirety and replaced as follows:
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional Class	Class P
Management Fees	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b‑1) Fees	0.25%	1.00%	None	0.25%
Other Expenses	0.37%	0.37%	0.35%	0.37%
Interest and Other Related Expenses	0.03%	0.03%	0.03%	0.03%
Remaining Other Expenses	0.34%	0.34%	0.32%	0.34%
Total Annual Fund Operating Expenses	1.22%	1.97%	0.95%	1.22%
Fee Waiver (and/or expense reimbursement)[1,2,3]	-0.28%	-0.27%	-0.26%	-0.28%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	0.94%	1.70%	0.69%	0.94%

[1]
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement) have been restated for each Class to reflect the current expense limitation agreement. Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), has contractually agreed through February 1, 2025 to waive fees and/or reimburse expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b‑1) fees (if any), but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A‑0.94%, Class C‑1.69%, Institutional Class‑0.69%, and Class P‑0.94%. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement, provided that the Operating Expenses do not exceed the then-applicable expense cap. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees, with certain waived fees and reimbursed expenses subject to the recoupment rights of the Investment Manager.

[2]
The Investment Manager has contractually agreed through February 1, 2025, to waive the amount of the Fund’s management fee to the extent necessary to offset the proportionate share of any management fee paid by the Fund with respect to any Fund investment in an underlying fund for which the Investment Manager or any of its affiliates also serves as investment manager. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such and it can be terminated by the Fund’s Board of Trustees.

[3]
The Investment Manager must waive certain fees and/or reimburse certain expenses associated with the Fund’s service arrangements through February 1, 2025. The undertaking will expire when it reaches its term, or when the Investment Manager or the Fund administrator ceases to serve as such.

The Fund’s expense example in the section of the Prospectus entitled “Example” is deleted in its entirety and replaced as follows:
EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods, unless otherwise indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$492	$745	$1,018	$1,794
Class C	$273	$592	$1,037	$2,274
Institutional	$70	$277	$500	$1,143
Class P	$96	$360	$643	$1,453
You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C	$173	$592	$1,037	$2,274
The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the current duration of the arrangements only.
Any other references to the Fund’s expense limitation for each share class of the Fund are updated accordingly.
Please Retain This Supplement for Future Reference
GISIF‑SUP‑0224x0125